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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: August 7, 2002
                        (Date of earliest event reported)

                               Markel Corporation
             (Exact name of registrant as specified in its charter)

             Virginia                  001-15811                54-1959284
(State or other jurisdiction          (Commission           (I.R.S. Employer
of incorporation or organization)     File Number)         Identification No.)

                             4521 Highwoods Parkway
                         Glen Allen, Virginia 23060-6148
                                 (804) 747-0136

        (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

         (Former name or former address, if changed since last report.)


Item 9.  Regulation FD Disclosure

         On August 7, 2002, each of the Principal Executive Officer, Alan I. Kirshner, and Principal Financial Officer, Darrell D. Martin, of Markel Corporation submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is furnished hereto as an Exhibit (99.1 and 99.2)

         On August 7, 2002, in connection with the filing with the Securities and Exchange Commission of Markel Corporation's Quarterly Report on Form 10-Q for the period ending June 30, 2002, certifications signed by each of the Principal Executive Officer, Alan I. Kirshner, and Principal Financial Officer, Darrell D. Martin, of Markel Corporation accompanied the filing.

         A copy of each of these certifications is furnished hereto as an Exhibit (99.3 and 99.4)


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                                   SIGNATURE


              Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MARKEL CORPORATION



                                            By:   /s/ Darrell D. Martin
                                                 -------------------------------
                                            Name:  Darrell D. Martin
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

Date:  August 8, 2002




Exhibit Index

Exhibit 99.1 Statement under Oath of Principal Executive Officer dated August 7, 2002.

Exhibit 99.2 Statement under Oath of Principal Financial Officer dated August 7, 2002.

Exhibit 99.3 Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 dated August 7, 2002.

Exhibit 99.4 Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 dated August 7, 2002.